As filed with the Securities and Exchange Commission on April 15, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 10, 2008

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On April 10, 2008, a Committee of the Board of Directors of the Registrant (the “Committee”) approved the implementation of a new series under the Registrant’s medium-term note program, pursuant to which certain officers of the Registrant may cause the Registrant to issue from time to time its medium-term notes, which may be senior debt securities, designated as the Senior Medium-Term Notes, Series L (the “Senior Medium-Term Notes”) or subordinated debt securities, designated as the Subordinated Medium-Term Notes, Series L (the “Subordinated Medium-Term Notes,” and, together with the Senior Medium-Term Notes, the “Medium-Term Notes”), or any combination thereof, and may establish the price, terms and conditions and specific method of distribution of the Medium-Term Notes.

The Senior Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation) and BankAmerica National Trust Company, as supplemented by a First Supplemental Indenture dated as of September 18, 1998, between the Registrant (successor to NationsBank Corporation) and U.S. Bank Trust National Association (successor trustee to BankAmerica National Trust Company), a Second Supplemental Indenture dated as of May 7, 2001, among the Registrant, U.S. Bank Trust National Association, as prior trustee, and The Bank of New York, as successor trustee, a Third Supplemental Indenture dated as of July 28, 2004, between the Registrant and The Bank of New York and a Fourth Supplemental Indenture dated as of April 28, 2006, between the Registrant and The Bank of New York. The Subordinated Medium-Term Notes will be issued under an Indenture dated as of January 1, 1995 between the Registrant (successor to NationsBank Corporation) and The Bank of New York, as supplemented by a First Supplemental Indenture dated August 28, 1998, between the Registrant (successor to NationsBank Corporation) and The Bank of New York and a Second Supplemental Indenture dated as of January 25, 2007, between the Registrant and The Bank of New York Trust Company, N.A. (successor trustee to The Bank of New York).

The Registrant entered into a distribution agreement dated as of April 10, 2008 with the selling agents named therein (the “Distribution Agreement”), the terms of which will govern sales of the Medium-Term Notes. The Medium-Term Notes are described generally in the Prospectus dated May 5, 2006, constituting a part of Registration Statement No. 333-133852 (the “Registration Statement”), as supplemented by a Prospectus Supplement dated April 10, 2008. The Distribution Agreement is included as Exhibit 1.1 hereto.

The Medium-Term Notes are unsecured debt securities which have been registered on Form S-3 with Securities and Exchange Commission under the Registration Statement, which was effective automatically upon filing on May 5, 2006.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Distribution Agreement dated as of April 10, 2008 with respect to the offering of the Medium-Term Notes

4.1	Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation) and BankAmerica National Trust Company, as trustee, incorporated herein by reference to Exhibit 4.1 of the Registrant’s Registration Statement on Form S-3 (Registration No. 33-57533)

4.2	Successor Trustee Agreement effective December 15, 1995, between the Registrant (successor to NationsBank Corporation) and First Trust of New York, National Association (now U.S. Bank Trust National Association), as successor trustee to BankAmerica National Trust Company, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Registration Statement on Form S-3 (Registration No. 333-7229)

4.3	First Supplemental Indenture dated as of September 18, 1998, between the Registrant (successor to NationsBank Corporation) and U.S. Bank Trust National Association (successor trustee to BankAmerica National Trust Company), incorporated herein by reference by Exhibit 4.3 of the Registrant’s Current Report on Form 8-K, filed on November 18, 1998

4.4	Second Supplemental Indenture dated as of May 7, 2001, among the Registrant, U.S. Bank Trust National Association, as prior trustee, and The Bank of New York, as successor trustee, incorporated herein by reference to Exhibit 4.4 of the Registrant’s Current Report on Form 8-K, filed on June 5, 2001

4.5	Third Supplemental Indenture dated as of July 28, 2004, between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on August 27, 2004

4.6	Fourth Supplemental Indenture dated as of April 28, 2006, between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 4.6 of the Registrant’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.7	Agreement of Acceptance and Appointment dated as of December 29, 2006, between the Registrant and The Bank of New York Trust Company, N.A. (successor trustee to The Bank of New York), incorporated herein by reference to Exhibit 4(aaa) of the Registrant’s 2006 Annual Report on Form 10-K, filed on February 28, 2007

4.8	Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation) and The Bank of New York, incorporated herein by reference to Exhibit 4.8 of the Registrant’s Registration Statement on Form S-3 (Registration No. 33-57533)

4.9	First Supplemental Indenture dated as of August 28, 1998, between the Registrant (successor to NationsBank Corporation) and The Bank of New York, incorporated herein by reference to Exhibit 4.8 of the Registrant’s Current Report on Form 8-K, filed on November 18, 1998

4.10	Second Supplemental Indenture dated as of January 25, 2007, between the Registrant and The Bank of New York Trust Company, N.A. (successor trustee to The Bank of New York), incorporated herein by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-4 (Registration No. 333-141361)

4.11	Form of Global Senior Medium-Term Note, Series L

4.12	Form of Global Subordinated Medium-Term Note, Series L

5.1	Opinion of McGuireWoods LLP as to the legality of the securities

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: April 15, 2008

INDEX TO EXHIBITS

Exhibit No.
1.1	Distribution Agreement dated as of April 10, 2008 with respect to the offering of the Medium-Term Notes

4.1	Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation) and BankAmerica National Trust Company, as trustee, incorporated herein by reference to Exhibit 4.1 of the Registrant’s Registration Statement on Form S-3 (Registration No. 33-57533)

4.2	Successor Trustee Agreement effective December 15, 1995, between the Registrant (successor to NationsBank Corporation) and First Trust of New York, National Association (now U.S. Bank Trust National Association), as successor trustee to BankAmerica National Trust Company, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Registration Statement on Form S-3 (Registration No. 333-7229)

4.3	First Supplemental Indenture dated as of September 18, 1998, between the Registrant (successor to NationsBank Corporation) and U.S. Bank Trust National Association (successor trustee to BankAmerica National Trust Company), incorporated herein by reference by Exhibit 4.3 of the Registrant’s Current Report on Form 8-K, filed on November 18, 1998

4.4	Second Supplemental Indenture dated as of May 7, 2001, among the Registrant, U.S. Bank Trust National Association, as prior trustee, and The Bank of New York, as successor trustee, incorporated herein by reference to Exhibit 4.4 of the Registrant’s Current Report on Form 8-K, filed on June 5, 2001

4.5	Third Supplemental Indenture dated as of July 28, 2004, between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on August 27, 2004

4.6	Fourth Supplemental Indenture dated as of April 28, 2006, between the Registrant and The Bank of New York, incorporated herein by reference to Exhibit 4.6 of the Registrant’s Registration Statement on Form S-3 (Registration No. 333-133852)

4.7	Agreement of Acceptance and Appointment dated as of December 29, 2006, between the Registrant and The Bank of New York Trust Company,

N.A. (successor trustee to The Bank of New York), incorporated herein by reference to Exhibit 4(aaa) of the Registrant’s 2006 Annual Report on Form 10-K, filed on February 28, 2007

4.8	Indenture dated as of January 1, 1995, between the Registrant (successor to NationsBank Corporation) and The Bank of New York, incorporated herein by reference to Exhibit 4.8 of the Registrant’s Registration Statement on Form S-3 (Registration No. 33-57533)

4.9	First Supplemental Indenture dated as of August 28, 1998, between the Registrant (successor to NationsBank Corporation) and The Bank of New York, incorporated herein by reference to Exhibit 4.8 of the Registrant’s Current Report on Form 8-K, filed on November 18, 1998

4.10	Second Supplemental Indenture dated as of January 25, 2007, between the Registrant and The Bank of New York Trust Company, N.A. (successor trustee to The Bank of New York), incorporated herein by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-4 (Registration No. 333-141361)

4.11	Form of Global Senior Medium-Term Note, Series L

4.12	Form of Global Subordinated Medium-Term Note, Series L

5.1	Opinion of McGuireWoods LLP as to the legality of the securities

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)